© 2017 SunTrust Banks, Inc. SunTrust is a federally registered trademark of SunTrust Banks, Inc. 2017 BANCANALYSTS ASSOCIATION OF BOSTON CONFERENCE Mark Chancy, Vice Chairman & Consumer Segment Executive November 2, 2017

2 The following should be read in conjunction with the financial statements, notes and other information contained in the Company’s 2016 Annual Report on Form 10-K, Quarterly Reports on Form 10- Q, and Current Reports on Form 8-K. This presentation includes non-GAAP financial measures to describe SunTrust’s performance. We reconcile those measures to GAAP measures within the presentation or in the appendix. The Company presents certain financial information on a tangible basis, including return on average tangible common equity and tangible efficiency ratio. Return on average tangible common equity excludes the after-tax impact of purchase accounting on intangible assets. The tangible efficiency ratio excludes the amortization related to intangible assets and certain tax credits. This presentation contains forward-looking statements. Statements regarding future levels of the efficiency ratio, anticipated technology enhancements, the future perception and state of the SunTrust consumer banking experience, the projected number of SunTrust branches, the anticipated level of our solutions available via digital platforms, the projected number of process automations, expected reductions in servicing costs, the future number of onUp participants and the future number of Operation Hope financial centers within our branches are forward-looking statements. Also, any statement that does not describe historical or current facts is a forward-looking statement. These statements often include the words “believes,” “expects,” “anticipates,” “estimates,” “intends,” “plans,” “targets,” “strategies,” “goals,” “initiatives,” “opportunity,” “potentially,” “probably,” “projects,” “outlook,” or similar expressions or future conditional verbs such as “may,” “will,” “should,” “would,” and “could.” Such statements are based upon the current beliefs and expectations of management and on information currently available to management. They speak as of the date hereof, and we do not assume any obligation to update the statements made herein or to update the reasons why actual results could differ from those contained in such statements in light of new information or future events. Forward-looking statements are subject to significant risks and uncertainties. Investors are cautioned against placing undue reliance on such statements. Actual results may differ materially from those set forth in the forward-looking statements. Factors that could cause actual results to differ materially from those described in the forward-looking statements can be found in Part I, Item 1A., “Risk Factors,” in our Annual Report on Form 10-K for the year ended December 31, 2016 and in other periodic reports that we file with the SEC. Those factors include: current and future legislation and regulation could require us to change our business practices, reduce revenue, impose additional costs, or otherwise adversely affect business operations or competitiveness; we are subject to stringent capital adequacy and liquidity requirements and our failure to meet these would adversely affect our financial condition; the monetary and fiscal policies of the federal government and its agencies could have a material adverse effect on our earnings; our financial results have been, and may continue to be, materially affected by general economic conditions, and a deterioration of economic conditions or of the financial markets may materially adversely affect our lending and other businesses and our financial results and condition; changes in market interest rates or capital markets could adversely affect our revenue and expenses, the value of assets and obligations, and the availability and cost of capital and liquidity; our earnings may be affected by volatility in mortgage production and servicing revenues, and by changes in carrying values of our servicing assets and mortgages held for sale due to changes in interest rates; disruptions in our ability to access global capital markets may adversely affect our capital resources and liquidity; we are subject to credit risk; we may have more credit risk and higher credit losses to the extent that our loans are concentrated by loan type, industry segment, borrower type, or location of the borrower or collateral; we rely on the mortgage secondary market and GSEs for some of our liquidity; loss of customer deposits could increase our funding costs; any reduction in our credit rating could increase the cost of our funding from the capital markets; we are subject to litigation, and our expenses related to this litigation may adversely affect our results; we may incur fines, penalties and other negative consequences from regulatory violations, possibly even inadvertent or unintentional violations; we are subject to certain risks related to originating and selling mortgages, and may be required to repurchase mortgage loans or indemnify mortgage loan purchasers as a result of breaches of representations and warranties, or borrower fraud, and this could harm our liquidity, results of operations, and financial condition; we face risks as a servicer of loans; we are subject to risks related to delays in the foreclosure process; consumers and small businesses may decide not to use banks to complete their financial transactions, which could affect net income; we have businesses other than banking which subject us to a variety of risks; negative public opinion could damage our reputation and adversely impact business and revenues; we may face more intense scrutiny of our sales, training, and incentive compensation practices; we rely on other companies to provide key components of our business infrastructure; competition in the financial services industry is intense and we could lose business or suffer margin declines as a result; we continually encounter technological change and must effectively develop and implement new technology; maintaining or increasing market share depends on market acceptance and regulatory approval of new products and services; we have in the past and may in the future pursue acquisitions, which could affect costs and from which we may not be able to realize anticipated benefits; we depend on the expertise of key personnel, and if these individuals leave or change their roles without effective replacements, operations may suffer; we may not be able to hire or retain additional qualified personnel and recruiting and compensation costs may increase as a result of turnover, both of which may increase costs and reduce profitability and may adversely impact our ability to implement our business strategies; our framework for managing risks may not be effective in mitigating risk and loss to us; our controls and procedures may not prevent or detect all errors or acts of fraud; we are at risk of increased losses from fraud; a failure in, or breach of, our operational or security systems or infrastructure, or those of our third party vendors and other service providers, including as a result of cyber-attacks, could disrupt our businesses, result in the disclosure or misuse of confidential or proprietary information, damage our reputation, increase our costs and cause losses; the soundness of other financial institutions could adversely affect us; we depend on the accuracy and completeness of information about clients and counterparties; our accounting policies and processes are critical to how we report our financial condition and results of operation, and they require management to make estimates about matters that are uncertain; depressed market values for our stock and adverse economic conditions sustained over a period of time may require us to write down some portion of our goodwill; our financial instruments measured at fair value expose us to certain market risks; our stock price can be volatile; we might not pay dividends on our stock; our ability to receive dividends from our subsidiaries or other investments could affect our liquidity and ability to pay dividends; certain banking laws and certain provisions of our articles of incorporation may have an anti-takeover effect; and the interest rates on our financial instruments might be subject to change based on recent regulatory developments, which could adversely affect our revenue, expenses, and the value of our financial instruments. IMPORTANT CAUTIONARY STATEMENT

OVERVIEW OF SUNTRUST & THE CONSUMER SEGMENT Building from a position of strength

4 SUNTRUST OVERVIEW SunTrust is a leading financial institution focused on meeting clients’ needs and improving their financial well-being. Our Company is differentiated by: Size Large enough to compete with the largest banks while still being able to serve our clients as “One Team” Diversity Strong regional bank with key national businesses, full product capabilities, and a diverse revenue mix Market Position Leading market shares in high growth markets (Southeast & Mid- Atlantic); supplemented by growing presence nationally Culture “Client First” culture centered on our purpose of Lighting the Way to Financial Well-Being Key Statistics (Rank)1,2 16% EPS Growth3 2.7% Dividend Yield4 $208bn (11th) Assets $163bn (10th) Deposits $144bn (9th) Loans 11.8% LTM ROTCE5 See appendix slide #20 for footnotes

5 STRONG DEPOSIT FRANCHISE Strong Deposit Market Share Deposit Market Share in Top 10 MSAs1 Improved Execution % of Branches with YoY Deposit Growth2 23% 51% 68% 73% 86% 62% 61% 69% 71% 73% 2013 2014 2015 2016 2017 STI Top 25 Bank Median 19% 16% 14% 14% 10% 7% 6% 6% 5% 4% 4% 3% Peer 1 Peer 2 Peer 3 STI Peer 4 Peer 5 Peer 6 Peer 7 Peer 8 Peer 9 Peer 10 Peer 11 SunTrust ranked #3 out of 25 (behind JPM & BAC) See appendix slide #20 for footnotes

6 5. 9% 5. 3% 4. 7% 4. 2% 3. 6% 3. 4% 2. 4% 2. 2% 1. 6% 1. 5% 1. 4% 1. 3% FAVORABLE MARKET POSITIONING Atlanta Orlando Miami Tampa Chicago Nashville Memphis Charlotte Richmond Baltimore New York Boston Ft. Lauderdale Raleigh-Durham Washington, DC Dense, metropolitan focused branch network spans across the high-growth Southeast and Mid-Atlantic regions 9 Of the top 25 busiest ports2 10 Of the top 25 fastest job growth MSAs1 #1 Projected population growth relative to peers3 See appendix slide #20 for footnotes

7 $69.1 $72.2 YTD 16 YTD 17 $98.8 $102.7 YTD 16 YTD 17 $2.6 $2.7 YTD 16 YTD 17 CONSUMER SEGMENT: RECENT PERFORMANCE Average Deposits Net Interest Income Average Loans Good Momentum Across Most Fronts; Revenues Stable Despite Declines in Mortgage Managed Assets $53.4 $57.8 1/1/2016 1/1/2017 Most metrics accretive to overall company; room for improvement in efficiency 1.1% LTM ROA 14.0% LTM ROE 67.6% LTM Tangible Efficiency Ratio1 Note: $ in billions. YTD represents the nine months ended September 30. LTM represents the twelve months ended September 30, 2017 1. GAAP Efficiency Ratio was 68.7%. The reconciliation for these metrics may be found on slide #19 of the appendix 9 30/16 9/30/

OVERVIEW OF CONSUMER STRATEGY & GROWTH OPPORTUNITIES

9 EXECUTING AGAINST THE INVESTMENT THESIS By 2020, the SunTrust consumer banking experience will be nationally recognized for its client-centric approach to delivering financial confidence Acquire New Relationships Deepen Existing Relationships Optimize Delivery Strong & Diverse Franchise; Investing in Growth Improving Efficiency & Returns Strong Capital Position Consumer’s Primary Strategic Priorities SunTrust’s Investment Thesis

10 9 Mortgage Home Equity Deposits & Payments Trust & Estate Solutions Retirement Solutions Specialty Wealth Advisors Investment Management Credit Card LightStream & Personal Lending Future State: Client-Centric Model EVOLVING OUR CLIENT-CENTRIC APPROACH Current State: LOB-Oriented Model Consumer Segment Consumer Banking Consumer Lending Private Wealth Mortgage $2.6bn LTM Revenue 29% Total STI Revenue $9.5bn Average Loans $80.3bn Average Deposits $842mm LTM Revenue 9% Total STI Revenue $27.7bn Average Loans $1.2bn LTM Revenue 13% Total STI Revenue $8.4bn Average Loans $19.6bn Average Deposits $57.8bn AUM $912mm LTM Revenue 10% Total STI Revenue $27.7bn Average Loans $165bn Servicing UPB Acquire New Relationships Optimize Delivery Deepen Existing Relationships CLIENT Note: LTM refers to the twelve months ended September 30, 2017. All balance sheet metrics represent 3Q 17 average balances

Acquire New Relationships | Deepen Existing Relationships | Optimize Delivery

EMPHASIS ON TECHNOLOGY

Integrated, flexible platforms enable a client-centric approach, provide for a superior client experience, and lower the cost to serve

	Recent Progress	Future Enhancements	Impact
Acquire New & Deepen Existing Relationships	Upgraded mobile app & digital foundation (improved user interface + capabilities)	Create an enterprise client portal Enhance mobile and payment capabilities	✓ Single source for financial confidence ✓ More integrated, tailored experience for clients ✓ Connects with clients beyond traditional banking channels
	Established a data lake foundation	Advance data lake capabilities to support client insight and artificial intelligence (AI)	✓ Enhances ability to meet client needs ✓ Improves data aggregation capabilities for regulatory reporting
	Built private cloud and began expanding to hybrid public & private cloud	Enhance flexibility and integration through API's	✓ Connects clients to the broader ecosystem of experiences and products ✓ Increases agility to meet evolving client preferences
Optimize Delivery	BLACK KNIGHT Upgraded Mortgage loan origination platform (back-end)	LIGHTSTREAM Leverage LightStream platform to enhance digital lending & fraud detection Digitize front-end of mortgage application	✓ Streamlines end-to-end origination ✓ Improves fraud detection capabilities ✓ Improves loan cycle times
	Introduced robotic capabilities	Deploy intelligent processes and bots using process automation, data, and AI	✓ Optimizes human capital ✓ Reduces opportunity for human error ✓ Better client experience

11
SUNTRUST

12 CONSUMER BANKING Acquire New Relationships Optimize Delivery Deepen Existing Relationships Optimize Branch Network Full Service Branches Invest in Self-Service Channels % of Solutions Available Via Digital Platforms 50% 63% 80-90% 2016 2017 2019F Recently added new account opening capabilities Meet Evolving Client Needs 34% Digitally Assisted Sales 10% Teammate Assisted Transactions 20% Mobile Deposits 11% Branch Transactions Mobile App Average Rating (4.3 stars vs. peer median of 3.3 stars1) Note: All percentages refer to YoY trends See appendix slide #20 for footnotes 1,659 1,275 ~1,225 2011 3Q 17 2018

Acquire New Relationships | Deepen Existing Relationships | Optimize Delivery

CONSUMER LENDING OPPORTUNITIES

LIGHTSTREAM® A DIVISION OF SUNTRUST BANK

GreenSky®



	LightStream	GreenSky Partnership	Credit Card
Strong Growth *(Average Balance $bn)*			
Nationally Recognized	Named Finalist for Top Consumer Lending Platform by LendIt[1]	Named as CNBC's Top 50 Disruptor for 2017	Received Top 5 scores for 3 cards in a recent ranking by *U.S. News & World Report*
Future Growth	Currently have less than ~2% of the applicable market share	Less than ~15% of GreenSky customers are SunTrust clients Opportunity for new partnerships	SunTrust only has ~30% wallet share with the clients that already have a SunTrust card

LightStream: $2.7 (3Q 16), $3.8 (3Q 17), 38%
GreenSky Partnership: $1.6 (3Q 16), $1.9 (3Q 17), 19%
Credit Card: $1.2 (3Q 16), $1.5 (3Q 17), 19%

High-Quality Portfolios (Average FICO: 750+); Risk-Adjusted Yields Accretive to SunTrust

See appendix slide #20 for footnotes

13 SUNTRUST

Acquire New Relationships | Deepen Existing Relationships | Optimize Delivery

PRIVATE WEALTH MANAGEMENT

Strong Platform with Good Momentum

Client Base & Coverage Model



GenSpring
>$25mm AUM
RESERVE
$5mm - $25mm AUM
Core
$1mm - $5mm AUM
Premier
$100k - $1mm AUM
Retail
<$100k AUM

Served by PWM advisors (including expertise in Sports & Entertainment and Medical)

Served by Personal Financial Advisors & Premier Bankers

Managed Assets ($B)



$50.8
$53.4
$57.8
7% CAGR
3Q 15
3Q 16
3Q 17

Current Opportunities

Expand Our Reach

New Hires

~40 advisors hired in 2017

New Markets

NYC, Dallas & Houston added in 2017

New Client Segment

'RESERVE' Segment introduced in 2016

Capitalize on the Opportunity with Existing Clients

We have ~300k clients that have ~$750bn of investable assets off us[1]

Leverage Technology to Improve the Client Experience



PREMIER
RESERVE
PWM

See appendix slide #20 for footnotes

14

SunTrust

15 3Q 17 2018F MORTGAGE Optimize Delivery By integrating Mortgage within the broader Consumer Segment, SunTrust can more effectively meet client needs through a client-centric approach and optimized delivery # Process Automations Increased Automation New Digital Application with Improved User Interface Investing in Technology to Optimize Delivery & Improve the Client Experience 10-20% Reduction in cost to originate & service (over the next 3 years) Launching in 1H 18 with key enhancements:  E-signature  Real-time loan status  Automated income & asset uploads  Mobile compatibility  Co-piloting  Chat feature Example: HomeR bot introduced in 2017 which reduces FEMA handling time from 4 minutes to 45 seconds Acquire New Relationships Deepen Existing Relationships

PURPOSE IN ACTION

SunTrust onUp	momentum onUp	Operation HOPE
An extension of SunTrust's purpose of Lighting the Way to Financial Well-Being, the onUp movement aims to help Americans move from financial stress to financial confidence	*Industry-leading workplace financial wellness program offered to SunTrust's commercial and corporate clients to equip their employees with the tools they need for financial success*	*Organization focused on providing financial dignity and economic empowerment programs to lower or moderate-income individuals and families in underserved communities*
As of October 31st, SunTrust had 2.4 million onUp participants and has a goal of reaching 5 million participants	Since the formal launch in February 2017, SunTrust has enrolled 50+ companies in Momentum onUp	Through its partnership with Operation Hope, SunTrust currently has 14 financial centers within its locations and plans to expand to 200 by 2020

By 2020, the SunTrust consumer banking experience will be nationally recognized for its client-centric approach to delivering financial confidence

16
SunTrust

17 RECAP: WHY INVEST IN SUNTRUST? Strong & Diverse Franchise; Investing in Growth 5 consecutive years of EPS growth 1 Improving Efficiency & Returns 5 consecutive years of improvements in efficiency 2 Strong Capital Position 5 consecutive years of increased capital returns Attractive dividend yield 3

APPENDIX

19 RECONCILIATION OF CONSUMER SEGMENT’S TANGIBLE EFFICIENCY RATIO 12 Months Ended September 30, 2017 Net Interest Income $3,633 Noninterest Income $1,869 Total Revenue $5,502 Noninterest Expense $3,780 Efficiency Ratio 68.7% Impact of exluding amortization expense (1.2%) Tangible Efficiency Ratio 67.6%

20 FOOTNOTES Slide #4: 1. Assets, loans, and deposits as of September 30, 2017 2. Rank is amongst U.S. bank holding companies and excludes non-traditional banks. Asset and loan rankings are sourced via bank holding company regulatory filings (Y-9C) and are as of June 30, 2017. Deposit rankings are sourced via FDIC deposit market share data, and are as of June 30, 2017, pro-forma for completed and pending mergers and acquisitions 3. Represents percent growth from 3Q 16 to 3Q 17 4. As of October 31, 2017 5. Return on average common shareholders’ equity was 8.5% for the 12 months ended September 30, 2017. The effect of excluding intangible assets, excluding MSRs, was 3.3% Slide #6: 1. Source: Bureau of Labor Statistics. Represents job growth from September 2014 to September 2017 2. Source: Bureau of Transportation Statistics. Represents water ports with the most containerized cargo tonnage 3. Source: SNL Financial. Represents projected population change from 2018-2023. Weighted average by deposits in MSAs and counties not in an MSA Slide #12: 1. Source: iOS and Android app store. Represents the average between iOS and Android ratings All Slides: Note: ‘LTM’ refers to the 12 months ended September 30, 2017. Peer group includes BAC, BBT, CFG, FITB, HBAN, KEY, MTB, PNC, RF, USB, WFC Slide #5: 1. Source: SNL Financial, as of June 30, 2017, based on top 10 MSAs (by deposits) for each institution, pro-forma for completed and pending mergers and acquisitions. Numerator is company’s total deposits in its top 10 MSAs and denominator is total deposits in those 10 MSAs 2. Source: SNL Financial, as of June 30, 2017 Slide #14: 1. Source: IXI and internal company data as of September 2017. Represents clients with total assets ≥$1mm Slide #13: 1. Refers to the 2017 LendIt Conference, a global conference series connecting the online lending community